Exhibit 99.2

Investor Relations - Chris Koegel, (617) 897-4574

For Immediate Release	Media Relations – Lauren Hoyt-Williams, (980) 321-1232

LPL FINANCIAL ANNOUNCES PRICING OF SENIOR UNSECURED NOTES OFFERING

SAN DIEGO – May 10, 2021 – LPL Financial Holdings Inc. (Nasdaq: LPLA) today announced that its wholly owned subsidiary, LPL Holdings, Inc. (“LPL Holdings”), has priced its offering of $400 million in aggregate principal amount of senior unsecured notes (the “senior notes”). As previously announced, LPL Holdings intends to use the net proceeds from the senior notes offering, together with corporate cash, to repay borrowings on its existing revolving credit facility related to its acquisition of the wealth management business of Waddell & Reed Financial, Inc. on April 30, 2021, and to pay fees and expenses related to the senior notes offering.

The senior notes will bear interest at a rate of 4.375% to be paid semi-annually in arrears on May 15 and November 15 of each year, beginning on November 15, 2021. The senior notes were priced at 100% of the aggregate principal amount, and will mature on May 15, 2031. The issuance of the senior notes is expected to occur on May 18, 2021, subject to customary closing conditions.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the senior notes. The senior notes have not been, and will not be, registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933. The senior notes are being offered only to persons reasonably believed to be qualified institutional buyers in the United States in reliance on Rule 144A under the Securities Act of 1933 and outside the United States only to non-U.S. investors pursuant to Regulation S.

Forward-Looking Statements

Statements in this press release regarding LPL Holdings’ plans to offer senior notes, including the anticipated use of the proceeds therefrom and the anticipated size of the senior notes offering, as well as any other statements that are not related to present facts or current conditions or that are not purely historical, constitute forward-looking statements. These forward-looking statements are based on LPL Financial Holdings Inc.’s (together with its subsidiaries, the “Company”) historical performance and its plans, estimates, and expectations as of May 10, 2021. The words “expects”, “intends”, and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees that the future results, plans, intentions, or expectations expressed or implied will be achieved. Matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive, and other factors, which may cause actual results, or the timing of events, to be materially different from those expressed or implied by forward-looking statements. Important factors that could cause or contribute to such differences include: the market conditions, which will affect whether LPL Holdings will be able to close on the sale of the senior notes; and satisfaction of closing conditions related to the proposed transaction. LPL can give no assurance that the senior notes offering will be completed. Forward-looking statements in this press release should be evaluated together with the risks and uncertainties that affect the Company, including the risk factors set forth in Part I, “Item 1A. Risk Factors” in the Company’s 2020 Annual Report on Form 10-K, as may be amended or updated in the Company’s Quarterly Reports on Form 10-Q or other filings with the Securities and Exchange Commission. Except as required by law, the Company specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this press release, even if its estimates change, and you should not rely on statements contained herein as representing the Company’s views as of any date subsequent to the date of this press release.

About LPL Financial

LPL Financial (https://www.lpl.com) is a leader in the retail financial advice market, the nation’s largest independent broker/dealer(+) and a leading custodian (or provider of custodial services) to RIAs. We serve independent financial advisors and financial institutions, providing them with the technology, research, clearing and compliance services, and practice management programs they need to create and grow thriving practices. LPL enables them to provide objective guidance to millions of American families seeking wealth management, retirement planning, financial planning and asset management solutions.

+ Based on total revenues, Financial Planning magazine June 1996-2020.

Securities and Advisory Services offered through LPL Financial LLC, a Registered Investment Advisor. Member FINRA/SIPC.